SCHEDULE OF INVESTMENTS
Ivy Accumulative Fund (in thousands)	MARCH 31, 2021 (UNAUDITED)

COMMON STOCKS	Shares	Value

Communication Services

Interactive Home Entertainment – 1.8%
Take-Two Interactive Software, Inc.(A)	195	$34,448

Interactive Media & Services – 6.0%
Facebook, Inc., Class A(A)	192	56,409
Pinterest, Inc., Class A(A)	752	55,667

		112,076

Movies & Entertainment – 2.9%
Live Nation, Inc.(A)	637	53,956

Total Communication Services - 10.7%		200,480

Consumer Discretionary

Apparel Retail – 2.4%
TJX Cos., Inc. (The)	677	44,797

Automotive Retail – 1.9%
Vroom, Inc.(A)(B)	935	36,456

Internet & Direct Marketing Retail – 6.5%
Amazon.com, Inc.(A)	39	121,792

Restaurants – 3.1%
Darden Restaurants, Inc.	403	57,198

Specialized Consumer Services – 2.8%
Uber Technologies, Inc.(A)	962	52,418

Total Consumer Discretionary - 16.7%		312,661

Financials
Diversified Capital Markets – 1.4%
Social Capital Hedosophia Holdings Corp. V, Class A(A)(B)	1,525	26,154

Insurance Brokers – 1.5%
SelectQuote, Inc.(A)	922	27,193

Total Financials - 2.9%		53,347

Health Care
Biotechnology – 2.2%
CRISPR Therapeutics AG(A)	176	21,447
Genmab A.S. ADR(A)	581	19,069

		40,516

Health Care Equipment – 5.7%
DexCom, Inc.(A)	120	42,983
Insulet Corp.(A)	154	40,115
Tandem Diabetes Care, Inc.(A)	268	23,651

		106,749

Health Care Technology – 1.1%
Inspire Medical Systems, Inc.(A)	100	20,699

Life Sciences Tools & Services – 1.7%
Sartorius Stedim Biotech S.A.(C)	80	32,948

Total Health Care - 10.7%		200,912

Industrials
Aerospace & Defense – 1.5%
Spirit AeroSystems Holdings, Inc.	580	28,237

Airlines – 2.6%
Southwest Airlines Co.	773	47,215

Industrial Machinery – 5.8%
Ingersoll-Rand, Inc.(A)	969	47,666
Kornit Digital Ltd.(A)	615	60,971

		108,637

Total Industrials - 9.9%		184,089

Information Technology
Application Software – 13.3%
Anaplan, Inc.(A)	433	23,320
Five9, Inc.(A)	419	65,501
HubSpot, Inc.(A)	91	41,106
Intuit, Inc.	112	42,957
Q2 Holdings, Inc.(A)	297	29,799
Workday, Inc., Class A(A)	185	45,889

		248,572

Data Processing & Outsourced Services – 9.2%
MasterCard, Inc., Class A	212	75,387
PayPal, Inc.(A)	256	62,211
Shift4 Payments, Inc., Class A(A)	425	34,854

		172,452

Internet Services & Infrastructure – 3.1%
Twilio, Inc., Class A(A)	169	57,473

Semiconductors – 5.8%
Ambarella, Inc.(A)	208	20,832
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	329	38,922
Universal Display Corp.	210	49,829

		109,583

Systems Software – 8.9%
Microsoft Corp.	552	130,062
ServiceNow, Inc.(A)	75	37,508

		167,570

Technology Hardware, Storage & Peripherals – 7.2%
Apple, Inc.	1,101	134,428

Total Information Technology - 47.5%		890,078

TOTAL COMMON STOCKS – 98.4%		$1,841,567

(Cost: $1,109,599)

SHORT-TERM SECURITIES

Money Market Funds(E)- 3.0%
Dreyfus Institutional Preferred Government Money Market Fund - Institutional Shares, 0.010%(D)	25,566	25,566

State Street Institutional U.S. Government Money Market Fund - Premier Class, 0.040%	31,395	31,395

		56,961

TOTAL SHORT-TERM SECURITIES – 3.0%		$56,961

(Cost: $56,961)

TOTAL INVESTMENT SECURITIES – 101.4%		$1,898,528

(Cost: $1,166,560)

LIABILITIES, NET OF CASH AND OTHER ASSETS – (1.4)%		(25,748)

NET ASSETS – 100.0%		$1,872,780

Notes to Schedule of Investments

(A) No dividends were paid during the preceding 12 months.

(B) All or a portion of securities with an aggregate value of $25,226 are on loan.

(C) Listed on an exchange outside the United States.

(D) Investment made with cash collateral received from securities on loan.

(E) Rate shown is the annualized 7-day yield at March 31, 2021.

Each Fund’s investments are reported at fair value. Fair value is defined as the price that each Fund would receive upon selling an asset or would pay upon satisfying a liability in an orderly transaction between market participants at the measurement date.

Accounting standards establish a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the factors that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Reoccurring fair value measurements of Level 3 securities shall include a reconciliation of the beginning to ending balances for reported fair market values. A fair value hierarchy and Level 3 reconciliation, if applicable, have been included in the Notes to Schedule of Investments for each respective Fund.

An individual investment’s fair value measurement is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized as follows:

• Level 1 - Observable inputs such as quoted prices, available in active markets, for identical assets or liabilities.

• Level 2 - Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

• Level 3 - Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair market value of investments.

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of March 31, 2021:

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks	$1,841,567	$—	$—
Short-Term Securities	56,961	—	—

Total	$1,898,528	$—	$—

The following acronym is used throughout this schedule:

ADR = American Depositary Receipts

For Federal income tax purposes, cost of investments owned at March 31, 2021 and the related unrealized appreciation (depreciation) were as follows:

Cost	$1,166,560

Gross unrealized appreciation	738,544
Gross unrealized depreciation	(6,576)

Net unrealized appreciation	$731,968